SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

______________________

                Date of Report                             June 10, 1996

        (Date of earliest event reported)

GROUP LONG DISTANCE , INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

        33-99998                                   65-0213198
        (Commission File Number)         (IRS Employer Identification Number)


1451 West Cypress Road Suite 200                     33309

Ft. Lauderdale, Florida                            (Zip Code)

(Address and principal executive offices)

                                (305) 771-9696

                       (Registrant's telephone number)

Item 4.  Changes in Registrant's Certifying Accountant

     (a) On June 5, 1996, the Board of Directors of Group Long Distance, Inc. engaged the accounting firm of Grant Thornton LLP as independent accountants for the Registrant for 1996, subject to approval of shareholders. The work of Timothy M. Hohl Company P.A. was terminated on June 5, 1996.

     (b) During the two most recent fiscal years and the interim periods subsequent to April 30, 1995, there have been no disagreements with Timothy M. Hohl Company P.A.on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Timothy M. Hohl Company's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d)     The Registrant has requested that Timothy M. Hohl Company
             P.A. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Timothy M. Hohl Company P.A.'s letter to the SEC, dated June 6, 1996 is filed as Exhibit 1 to the Form 8-K.



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereto duly authorized.

        Date:   June 10, 1996           By:     ____________________________



                                                        Gerald M. Dunne

                                                        President

Securities and Exchange Commission

Washington, D.C. 20549

Gentleman:

We were previously principal accountants for Group Long Distance, Inc. and on November 24, 1995, we reported on the financial statements of Group Long Distance, Inc. as of and for the years ended April 30, 1994 and 1995. On June 5, 1996 we were dismissed as principal accountants of Group Long Distance, Inc. We have read Group Long Distance, Inc.'s statements included under Item 4 of its Form 8-K for June 10, 1996, and we agree with such statements.

                                               Sincerely,




Tampa, Florida                                 Timothy M. Hohl Company P.A.

June 6, 1996                                   Certified Public Accountants